Agere Strategic Overview John Dickson President and CEO Analyst Day - November 2003

Welcome to the Lehigh Valley Home to more than 2,000 employees Product development, supply chain management, marketing, sales, HR, finance, quality, etc. Headquarters of a global business with: Development resources in 10 countries Manufacturing locations in the U.S., Singapore and Thailand Sales offices worldwide Site of first commercial manufacture of transistors

Today's Meeting Our purpose: Tell you about Agere Systems Answer your questions, address your concerns: Operating expectations-gross margin, operating profit Infrastructure-bottomed or not? Client-growth and competitive positioning Describe near-term opportunities: Investment in growth opportunities Building on strong customer engagements

Agere's Leadership Team

Market Environment Client markets showing near-term strength Wireless terminals and storage continue to show good order patterns PC-related markets are solid Infrastructure market relatively stable, but still weak Seeing more stability in customer development programs Slow roll-out of new platforms Key issues for 2004: Infrastructure market recovery (forecasting limited recovery in 2H04) 3G ramp - consumer reaction to initial services, cell phone sell-through; infrastructure roll-out

Success in a Dynamic Market Expand market share at existing and new customers Translate comm. equipment design wins into revenue Focused investment for sustained growth Concentrate on areas of demonstrated strength (e.g., 3G cell phones, consumer HDD) Introduce new products that leverage existing IP (e.g., storage area networks, printers) Expand into selected adjacent markets (e.g., RF power, Ethernet) Provide responsive and flexible supply chain and superior customer interactions Make Agere the preferred silicon and software solutions provider-the company our customers want to do business with

Product Leadership Manufacturing Leadership Customer Service Leadership Best Customer Experience Best Customer Experience

What is Product Leadership? Ability to deliver the right solutions at the right time and cost Understanding how to manage signal integrity in complex analog and digital systems Signal processing, or SNR (signal to noise ratio, i.e., separating a little signal from a lot of noise) Algorithmic processing expertise Understanding the protocols of the application areas we focus on Systems and software knowledge Trusted performance in the real world Few semiconductor companies have, or can acquire, the depth of systems understanding we have

What is Customer Service Leadership? Leadership in 'whole product' solutions for our customers Not just the technology, but all of the things that customers value Documentation and reference systems that enable customers to develop solutions efficiently Worldwide (local) application engineering support with a deep understanding of signal processing and protocols Supply chain management that allows customers to order products when they want, and get them delivered where they want, when they want A demeanor and style in every customer interaction that make us the best company to do business with

Agere's Award-Winning Performance Samsung "Best Supplier" Maxtor "Outstanding Supplier" Sun Microsystems "Top ASIC Supplier" Siemens "Top ASIC Supplier" Toshiba "Support and Cost Reduction" Fujitsu "Distinguished Partner" Lucent "Delivery and Support" GlobespanVirata "Supplier Excellence Award" Jabil/Quantum "Supplier Award"

agere systems

Tech Market Evolution . . .
The Next Parade


The Next Tech Explosion:
Personal Broadband
Mainframes
1960's
Minis
1970's
PC
1980's
Internet
1990's
Mobile
Connectivity
Totally
Connected
Consumer
2000's +
Agere's Strengths
Micros. & Local
Memory for Business &
Personal Computing
Communications & Mass
Storage for Rich Media
Delivery Everywhere

Making Personal Broadband a Reality Efficient Storage Enabling the storage of voice, pictures, video, and documents locally and on the network Effortless, Global Connectivity Enabling the movement of voice, pictures, video, and documents in any connected environment Valued Delivery Enabling the delivery of voice, pictures, video, and documents with the needed service and security at the right cost AT HOME AT PLAY AT WORK

2004 Management Objectives Revenue growth Maintain strong momentum in Client business through great service to existing customers and new customer acquisition Turn strong design win positions into revenue in Infrastructure Execute on new programs for 2005 growth Achieve gross margin model Continued focus on costs, yield/productivity improvement and design for manufacturing Expanding relationships with foundry partners Profitability improvement Drive toward business model